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                                                                    EXHIBIT 10.2


                             R.G. BARRY CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN
                            EFFECTIVE JANUARY 1, 1997

         R.G. Barry Corporation (the "Sponsor") adopted a deferred compensation plan effective January 1, 1978 in order to provide supplemental retirement benefits to certain officers and other management or highly compensated employees of the Sponsor and its Affiliates. The Plan was subsequently amended and, effective as of January 1, 1989, the Sponsor adopted an amended and restated version of the Plan. Effective as of January 1, 1997, the Sponsor hereby adopts this amended and restated Plan as set forth herein as a continuation of the Plan, as originally adopted and later amended. The provisions of this amended and restated Plan shall apply only to Participants who terminate employment with an Employer on or after January 1, 1997. The rights and benefits, if any, of a former Participant shall be determined in accordance with the provisions of the Plan as in effect on the date his employment terminated.

                                    ARTICLE I
                                   DEFINITIONS

1.01     ACCRUED RETIREMENT PENSION
         --------------------------

         "Accrued Retirement Pension" shall mean the pension to which the Participant would have been entitled under the Plan at his Normal Retirement Date had he remained in the full-time employ of the Employer until his Normal Retirement Date and using in the calculation his current Final Average Compensation; multiplied by a fraction, the numerator of which is his Salaried Benefit Service up to the date of determination and the denominator of which is the Salaried Benefit Service he would have had if he had remained in the employ of the Employer accruing Salaried Benefit Service at the maximum annual rate until his Normal Retirement Date. In determining the Accrued Retirement Pension of a Participant who has not attained his Normal Retirement Date, the amount of his Primary Social Security Benefit shall be estimated based on the provisions of the Social Security Act in effect on the first day of the Plan Year during which such determination is made, assuming that his Compensation will continue at its most recent rate.

1.02     ACTUARIAL EQUIVALENT
         --------------------

         "Actuarial Equivalent" shall have the same meaning as such term has in the Base Plan, using the same actuarial assumptions and reduction factors as are used in the Base Plan for the relevant calculation under this Plan. By way of example, for purposes of Section 4.02 of this Plan, if a Participant commences his Early Retirement Benefit prior to attainment of his Normal Retirement Age, such monthly benefit shall be reduced by using the reduction factors utilized under the Base Plan for the reduction of early retirement payments.
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1.03     BASE PLAN
         ---------

         "Base Plan" shall mean the R.G. Barry Corporation Associates' Retirement Plan. Except as expressly provided in this Plan, each capitalized definition or term used in this document shall have the same meaning as that definition or term used in the Base Plan.

1.04     COMPENSATION
         ------------

         "Compensation" shall have the same meaning as used in the Base Plan except that (a) amounts deferred under the R.G. Barry Corporation Deferred Compensation Plan shall be included as "Compensation" for purposes of this Plan; and (b) "Compensation" shall not be limited by the provisions of Section 401(a)(17) of the Code.

1.05     ORIGINAL PARTICIPANT
         --------------------

         "Original Participant" shall mean an individual who was a participant in the Plan in effect prior to its amendment and restatement on January 1, 1989. Unless otherwise specifically provided herein, an Original Participant shall be treated in the same manner as any other Plan Participant.

1.06     PLAN
         ----

         "Plan" shall mean this R.G. Barry Corporation Supplemental Retirement Plan, including any amendments made hereto. The Plan Year for this Plan shall be the calendar year. This amended and restated Plan shall be effective as of January 1, 1997.

                                   ARTICLE II
                                  PARTICIPATION

2.01     ELIGIBILITY
         -----------

         A Participant in this Plan shall be any officer or other management or Highly Compensated Employee of an Employer who is designated by the Board of Directors of the Sponsor as being a Participant. The selection of Participants for the Plan shall be within the sole and absolute discretion of the Board of Directors of the Sponsor.

2.02     COMMENCEMENT OF PARTICIPATION
         -----------------------------

         Notwithstanding the preceding section of this Article II, an individual shall not become a Participant in the Plan unless, within a reasonable time, he furnishes the Committee with such applications, consents and beneficiary designations as the Committee may specify and satisfies such other requirements as the Committee may prescribe.

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                                   ARTICLE III
                            ELIGIBILITY FOR BENEFITS

3.01     NORMAL RETIREMENT
         -----------------

         Each Participant who retires on the date he attains his Normal Retirement Age shall be entitled to receive a Normal Retirement Benefit as provided in Section 4.01. Such Normal Retirement Benefit shall commence as of the first day of the calendar month coincident with or next following such date.

3.02     EARLY RETIREMENT
         ----------------

         Each Participant who retires before he is eligible for a Normal Retirement Benefit under Section 3.01, but on or after the date he attains his Early Retirement Age shall be entitled to receive an Early Retirement Benefit as provided in Section 4.02. Such Early Retirement Benefit shall commence as of the first day of the calendar month following his retirement, or as of the first day of any later month up to the date his Normal Retirement Benefit would commence under Section 3.01, as the Participant shall have elected.

3.03     LATE RETIREMENT
         ---------------

         Each Participant who continues as an employee of an Employer beyond the date he is eligible for a Normal Retirement Benefit under Section 3.01 and has completed at least five years of Vesting Service shall be entitled to receive a Late Retirement Benefit as provided in Section 4.03. Such Late Retirement Benefit shall commence on the date that the Participant's benefits commence under the Base Plan.

3.04     DEFERRED VESTED RETIREMENT
         --------------------------

         A Participant who separates from service with an Employer prior to completing five years of Vesting Service shall be entitled to no benefits under the Plan. A Participant who separates from service after completing five years of Vesting Service shall be eligible to receive the benefit provided in Section
4.01 upon attainment of the Normal Retirement Age or the benefit provided in
Section 4.02 after attainment of the Early Retirement Age.

                                   ARTICLE IV
                                    BENEFITS

4.01     NORMAL RETIREMENT BENEFIT
         -------------------------

         (a) Each Participant shall upon retirement at his Normal Retirement Age be entitled to a pension, payable monthly for his life, in the amount of (i) minus (ii) minus (iii), where (i), (ii) and (iii) have the following meanings:

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                  (i)      2-1/2% of his Final Average Compensation, minus
                           2-1/12% of his Primary Social Security Benefit, the difference multiplied by his Salaried Benefit Service up to a maximum of 24 years;

                  (ii) the monthly pension payable on a life only basis under the Base Plan; and

                  (iii) the monthly benefit payable on a life only basis under the R.G. Barry Corporation Restoration Plan.

         (b) Notwithstanding any provision contained herein, each Original Participant shall upon retirement at his Normal Retirement Age be entitled to a pension, payable monthly for his life, in an amount equal to the greater of (i) the benefit described in paragraph (a) of this Section 4.01 and (ii) 60% of his Final Average Compensation reduced by (A) the monthly pension payable on a life only basis under the Base Plan; and (B) 50% of his Primary Social Security Benefit. For purposes of making benefit calculations under this Section 4.01(b), "Compensation" shall have the meaning contained in Section 1.04 except that "Compensation" shall include cash bonuses.

4.02     EARLY RETIREMENT BENEFIT
         ------------------------

         The monthly pension benefit payable to a Participant who is eligible for an Early Retirement Benefit under Section 3.02 shall be an amount equal to the Actuarial Equivalent of his Accrued Retirement Pension as of the date of his early retirement.

4.03     LATE RETIREMENT BENEFIT
         -----------------------

         The monthly pension benefit payable to a Participant who is eligible for a Late Retirement Benefit under Section 3.03 shall be an amount determined in the same manner as set forth in Section 4.01, based on his Salaried Benefit Service on the date his benefits commence.

4.04     REHIRES AND SUSPENSION OF BENEFITS
         ----------------------------------

         (a) If a Participant who has pension benefits in pay status under the Plan is rehired as an employee of the Sponsor or an Affiliate, the benefits he is receiving at the time of his rehire shall continue to be paid to such Participant. Any Salaried Benefit Service earned after a Participant is rehired shall not be considered for any purpose under the Plan.

         (b) Pension benefits under the Plan shall cease upon a Participant's reemployment with a competitor of the Sponsor or an Affiliate. The determination of whether a Participant has been reemployed by a competitor resulting in the suspension of his benefits under the Plan shall be made in the sole discretion of the Committee. Upon the Participant's subsequent retirement after the cessation of benefits hereunder, his benefits under the Plan shall recommence with an actuarial reduction for prior benefits paid.

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4.05     FORM OF BENEFIT
         ---------------

         A Participant's monthly benefit under this Plan shall be paid in the single life annuity form, unless, at the time that he is eligible to receive a distribution of such benefit, he has in effect an alternate form of payment with respect to his benefit under the Base Plan. In such a situation, the Participant's benefit under the Plan will be paid under such alternate form of payment which shall be the Actuarial Equivalent of the single life annuity form. Notwithstanding any provision of this Section 4.05, if the Actuarial Equivalent lump sum value of a Participant's benefit is $3,500 or less ($5,000 or less for Plan Years beginning after December 31, 1997), such benefit shall be paid to the Participant in a single lump sum payment.

4.06     DEATH BENEFITS
         --------------

         (a) In the event that a Participant dies after benefit payments under this Plan have commenced, death benefits shall be payable in accordance with the benefit form elected at the Participant's retirement.

         (b) If a Participant who is entitled to either an Early Retirement Benefit under the Plan or a Deferred Vested Benefit under the Plan has elected an alternate form of payment pursuant to
                  Section 4.05 and dies before his benefit payments under this Plan begin, his designated Beneficiary shall be entitled to a death benefit beginning on the date the deceased Participant's benefit would have begun. The death benefit under this paragraph (b) shall be equal in value to the benefit such Beneficiary would have received under the Participant's alternate election if the Participant had died on the day after his benefit payments would have begun. In the discretion of the Committee, Actuarial Equivalent benefit options may be made available to such Beneficiary.

         (c) If a Participant who is eligible for an Early Retirement Benefit under the Base Plan dies while employed by an Employer, but before he elects to receive such Early Retirement Benefit, his surviving spouse, if any, shall be entitled to a death benefit beginning on the first day of the month following the Participant's date of death. The death benefit under this paragraph (c) shall be equal to the same benefit that would have been payable to such surviving spouse if the Participant had elected, on the day before his death, to receive his Early Retirement Benefit under this Plan in the form of an immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse equal to 50% of the amount of the annuity payable during the life of the Participant. No death benefit shall be payable under this paragraph (c) if a Participant who is eligible for an Early Retirement Benefit, but dies prior to electing to receive such benefit, does not have a surviving spouse on the date of his death.

         (d) If a Participant, whose accrued benefit under the Base Plan is fully vested, dies while employed by an Employer, his surviving spouse, if any, shall be entitled to a death benefit beginning on the date the deceased Participant's Deferred Vested

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
                  Benefit under the Plan would have begun. The death benefit under this paragraph (d) shall be equal to the same benefit that would have been payable to such surviving spouse if the Participant had terminated his employment on the day before his death and elected to receive his Deferred Vested Benefit under this Plan in the form of an immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse equal to 50% of the amount of the annuity payable during the life of the Participant. No death benefit shall be payable under this paragraph (d) if a Participant, whose accrued benefit under the Base Plan is fully vested, dies while employed by an Employer, but does not have a surviving spouse on the date of his death.

         (e) No death benefit shall be payable under this Plan with respect to any Participant who does not have a fully vested accrued benefit under the Base Plan at the time of his separation from employment.

4.07     OFFSETS TO BENEFITS
         -------------------

         Notwithstanding any provision of the Plan to the contrary, the Employer may, if the Committee in its sole and absolute discretion shall determine, offset any amounts to be paid to a Participant or Beneficiary under the Plan against any amounts which such Participant or Beneficiary may owe to the Sponsor or an Affiliate.

4.08     WITHHOLDING AND DEDUCTIONS
         --------------------------

         All payments made by the Employer under the Plan to any Participant or Beneficiary shall be subject to applicable withholding and to such other deductions as shall at the time of such payment be required.

                                    ARTICLE V
                                  MISCELLANEOUS

5.01     ADMINISTRATION
         --------------

         The Plan shall be administered by the Committee which shall have the sole and exclusive authority to interpret the Plan, and decide any disputes which may arise with respect to Participants' rights under the terms of the Plan. Claims for benefits under the Plan shall be subject to the claims and appeal procedures contained in the Base Plan. The Committee shall be empowered to obtain legal, accounting, and actuarial assistance in order to facilitate its administration of the Plan and shall be entitled to rely on any reports, opinions, or certificates provided by such professionals. All fees, salaries, or expenses incurred by the Committee in connection with administering the Plan shall be paid by the Sponsor. The Committee shall have absolute discretion in carrying out its duties and responsibilities under this Section 5.01.

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5.02     INDEMNITY
         ---------

         The Sponsor shall indemnify the Committee (which, for purposes of this Section 5.02 includes any employee of the Sponsor or an Affiliate to whom the Committee has delegated administrative duties) against any and all claims, losses, damages, and expenses, including counsel fees, incurred by the Committee and any liability, including any amounts paid in settlement with the Sponsor's approval, arising from the Committee's action or failure to act, except when the same is determined to be attributable to the gross negligence or willful misconduct of the Committee or any such employee. The right of indemnity described in the preceding sentence shall be conditioned upon:

         (a) the timely receipt of notice by the Sponsor of any claim asserted against the Committee, which notice, in the event of a lawsuit shall be given within ten (10) days after receipt by the Committee of the complaint; and

         (b) the receipt by the Sponsor of an offer from the Committee of an opportunity to participate in the settlement or defense of such claim.

5.03     ACTION BY COMMITTEE
         -------------------

         A majority of the Committee shall constitute a quorum and any action by a majority vote of the Committee at a meeting, or, upon unanimous consent, in writing without a meeting, shall constitute the action of the Committee.

5.04     NON-ALIENATION
         --------------

         No benefit payable at any time under the Plan shall be subject to the debts or liabilities of a Participant or Beneficiary; nor shall any such benefit be subject to the claims of creditors or others, nor to any action in bankruptcy or other legal process, prior to actual payment to the Participant or Beneficiary. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. No benefit under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind.

5.05     UNSECURED AND UNFUNDED OBLIGATION
         ---------------------------------

         There shall be no contributions required or permitted to be made by any Participant in the Plan. All payments of benefits shall be made directly from the general assets of the Employer, and the right of a Participant or Beneficiary to any payment of such benefits shall be solely that of an unsecured general creditor of the Employer. No assets of the Employer shall be set aside, earmarked, placed in trust or escrow or represented as being specifically set aside to provide for Plan benefits. Notwithstanding any provision of this
Section 5.05, the Employer may, in its discretion, establish a trust to pay all or a portion of the benefits payable under this Plan, provided that the assets of such trust shall remain, at all time, the assets of the Employer subject to the claims of its creditors.

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5.06     AMENDMENT AND TERMINATION
         -------------------------

         The Sponsor reserves the right at any time and from time to time to terminate or amend this Plan, in any respect, by action of its Board of Directors; provided, however, that no such termination or amendment shall deprive a Participant of any benefits accrued under this Plan prior to such termination or amendment.

5.07     MISCONDUCT
         ----------

         If the Committee determines that any Participant has engaged in an act of dishonesty or malicious destruction which results in a financial loss to the Sponsor or to an Affiliate or if he is convicted of a felony arising out of his employment by the Sponsor or an Affiliate, all rights such Participant has hereunder shall be forfeited. If a Participant shall, during the period of his employment with the Sponsor or an Affiliate, or while he is receiving benefits hereunder, engage directly or indirectly in competition with the Sponsor or an Affiliate or in an occupation detrimental to the interests of the Sponsor or an Affiliate, and if such activity continues after 30 days' notice by the Committee to such Participant, the Participant shall be entitled to no further benefits under this Plan.

5.08     NO GUARANTEE OF PLAN PERMANENCY
         -------------------------------

         This Plan does not contain any guarantees or provisions for continued employment with the Employer nor is it guaranteed by the Sponsor to be a permanent plan.

5.09     PAYMENT TO INCOMPETENT ETC.
         ---------------------------

         If any person entitled to receive any benefits hereunder is, in the judgment of the Committee, legally, physically or mentally incapable of personally receiving any distribution, the Committee may make distribution or may instruct a trustee or insurance company to make distribution to such other person, persons or institutions as, in the judgment of the Committee, are then maintaining or who have custody of such distributee. As a condition to the issuance of such instruction for the distribution to such other person or institution, the Committee may require such person or institution to exhibit or to secure an order, decree or judgment of a court of competent jurisdiction with respect to the incapacity of the person who would otherwise be entitled to receive the benefits.

5.10     GENDER
         ------

         Any reference in the Plan made in the masculine pronoun shall apply to both men and women.

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5.11     GOVERNING LAW
         -------------

         This Plan shall be construed in accordance with and governed by the laws of the State of Ohio, unless such laws are otherwise preempted by federal law.

         IN WITNESS WHEREOF, R.G. BARRY CORPORATION, has caused this instrument to be executed this 1st day of April, 1998.


                                         R.G. BARRY CORPORATION

                                         By      /s/ Harry Miller
                                           ------------------------------------
                                         Title   Vice President-Human Resources
                                              ---------------------------------

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